UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2004




                        Pioneer Natural Resources Company
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-13245                 75-2702753
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                   75039
------------------------------------------------                ----------
   (Address of principal executive offices)                     (Zip Code)


                                 (972) 444-9001
               ----------------------------------------------------
               (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to  Rule 425 under  the Securities Act (17
    CFR 230.425)
[ ] Soliciting  material pursuant  to Rule 14a-12  under the  Exchange  Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 7.01.  Regulation FD Disclosure..............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits........................................      3

Signature.........................................................      4

Exhibit Index.....................................................      5

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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On September 7, 2004, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced (i) that it has shut in production from the Harrier field in the Falcon Corridor of the deepwater Gulf of Mexico as a result of water encroachment, (ii) plans to spud a sidetrack well in mid-September to access an adjacent fault block in the Harrier field, (iii) plans to initiate a drilling campaign in the Falcon Corridor during the first half of 2005, (iv) a reduction in expected total Company production for the third quarter of 2004 to average 180,000 to 185,000 barrels oil equivalent per day and (v) an update on Argentine government oil price initiatives.

Item 9.01.   Financial Statements and Exhibits

             (c)   Exhibits

                   99.1    News Release dated September 7, 2004.

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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date: September 7, 2004         By:  /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

  99.1(a)           News Release dated September 7, 2004.


 ----------------
(a) filed herewith

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